Exhibit 99.1

 Barclays Global Healthcare ConferenceMarch 10, 2021

Safe Harbor Statement

*This document contains forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information about possible or assumed future sales, results of operations, developments, regulatory approvals or other circumstances. Sentences that include "believe", "expect", "plan", "intend", "estimate", "anticipate", "project", "may", "will", "shall", "should" and similar expressions, whether in the positive or negative, are intended to identify forward-looking statements.

All forward-looking statements in this news release reflect management's current views about future events and are based on assumptions and subject to risks and uncertainties. Consequently, actual results may differ materially from those expressed here as a result of various factors, including all the risks discussed and identified in public filings with the U.S. Securities and Exchange Commission (SEC).

In addition, the Company operates in a highly competitive, constantly changing environment, influenced by very large organizations that have resulted from business combinations, aggressive marketing and pricing practices of competitors, and regulatory oversight. The following factors, if markedly different from the Company's planning assumptions (either individually or in combination), could cause Triple-S Management's results to differ materially from those expressed in any forward-looking statements shared here:

- Trends in health care costs and utilization rates
- Ability to secure sufficient premium rate increases
- Competitor pricing below market trends of increasing costs
- Re-estimates of policy and contract liabilities
- Changes in government laws and regulations of managed care, life insurance or property and casualty insurance
- Significant acquisitions or divestitures by major competitors
- Introduction and use of new prescription drugs and technologies
- A downgrade in the Company's financial strength ratings
- Litigation or legislation targeted at managed care, life insurance or property and casualty insurance companies
- Ability to contract with providers consistent with past practice
- Ability to successfully implement the Company's disease management, utilization management and Star ratings programs
- Ability to maintain Federal Employees, Medicare and Medicaid contracts
- Volatility in the securities markets and investment losses and defaults
- General economic downturns, major disasters, and epidemics

This list is not exhaustive. Management believes the forward-looking statements in this release are reasonable. However, there is no assurance that the actions, events or results anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on the Company's results of operations or financial condition. In view of these uncertainties, investors should not place undue reliance on any forward-looking statements, which are based on current expectations. In addition, forward-looking statements are based on information available the day they are made, and (other than as required by applicable law, including the securities laws of the United States) the Company does not intend to update or revise any of them in light of new information or future events.

Readers are advised to carefully review and consider the various disclosures in the Company's SEC reports.

2

TRIPLE-S MANAGEMENT

Introduction to Triple-S



A Leader in Managed Care in Puerto Rico

- Most experienced managed care organization (MCO) in Puerto Rico
- Exclusive BCBS licensee for Puerto Rico, Costa Rica and U.S. Virgin Islands
- **NYSE: GTS**

Transforming for Profitable Growth

- Our vision is to enable seamless access to comprehensive health
- Strategic focus - growing core segments while investing in informatics and clinical capabilities as the foundation for an integrated health delivery model
- Grew MA membership at 12% CAGR over last two years
- We are implementing a Patient-Centered Medical Home model within our current clinic network

Solid Financials

- Premiums earned 3-year CAGR of **8.4%**
- 2020 medical loss ratio (MLR) of **84.5%**
- As of December 31, 2020, approximately **$2 billion** in cash and investments and only **$53 million** of long-term debt on balance sheet

3

TRIPLE-S MANAGEMENT

 The GTS opportunity: profitable growth and long-term value  4  Only player with strong positionsin all three market segments; positioned for continued expansion in attractive Medicare Advantage segmentScalable infrastructure to support managed care growth with modest incremental cost – enabling margin expansionAccelerating development of new, value-added model of healthcare deliverySolid financial position

Managed Care Market in Puerto Rico

Key segments



Commercial

- Triple-S leads the market with approximately 44% share
- We participate in all commercial sub-segments
- Over 90% retention rate
- Mostly PPO, fee-for-service products



Medicaid

- Represents close to 50% of Puerto Rico population
- 35% market share, with over 422,000 members
- Delivers significant scale and synergies with Duals



Medicare Advantage

- Highest MA penetration in the nation; almost half Duals
- 22% market share – significant growth opportunity
- PMPM premiums = 4x Medicaid and Commercial
- Strong retention and member affinity for Triple-S

5

TRIPLE-S MANAGEMENT

         Strong Growth in Competitive Medicaid Business  Puerto Rican government established new model in November 2018, with a single, island-wide region where beneficiaries can choose their MCO  Grew from initial membership of 288k in November 2018 to 422k in 4th quarter of 2020, or 35% of the1.2 million program beneficiaries          288,292  6  318,616  355,465  422,023  Nov-18  Dec-18 Dec-19End of period  Dec-20  Medicaid Membership

         Strong Performance in MA Business  Premiums10% growth in MA premiums in 2020 vs. 2019  15% growth in MA premiums in 4Q20 vs. 4Q19              Membership 137,092 MAmembers enrolled as of December 31, 2020  6  7% increase from2019 year-end membership  Medical Loss Ratio (MLR)79.9% adjustedMLR in 2020  150 bps improvement from prior year

   Ultimate goal of providing members with seamless access to high-quality, affordable and holistic care  Alignment of clinical and financial outcomes around quality of care  Member-Centric Integrated Delivery Systems of Care  Focus Primary Care relationships on value-based outcomes and cost managementDevelop High Performance Health Networks and Centers of ExcellenceRamp investments on connectivity and informatics to drive PHM and enhance care management performance  Member Centric Integrated Care  Primary Care  Select Specialty Care  Prevention and SDOH  Ancillary – Imaging, Lab  Virtual  Healthcare  Pharmacy  Services

Positioning for Long-Term Growth

Creating long-term value by growing within Puerto Rico

- Expand MA client base by focusing on best-in-class care coordination, clinical outcomes, enhanced benefits, and superior customer experience
- Continue modernizing IT, integrating data and enhancing analytics to improve service, reduce costs and create PHM capabilities
- Sponsor Integrated Delivery Systems of Care, building on investments in ambulatory clinics, primary care networks and urgent care facilities and developing high-performing, value-based Centers of Excellence. Initial examples:
  - Team-based clinical programs for members with chronic or complex care needs
  - Developing palliative and hospice enhanced care model
  - Implementing enhanced care model for Vital population

9

         Increasing Consolidated Premiums Earned, net                                        $2,939  10  $3,253  $3,606  $4,000$3,500$3,000$2,500$2,000$1,500$1,000$500$0  2018  2019  2020  ($ in millions)  2020 vs 2019  $353 million increase driven by $335 million of higher Managed Care premiums.  Medicare and Medicaid premiums increased by $145 million and $175 million, respectively.Higher fully insured membership across all lines of business.Higher average premium rates across all lines of business.     2019 vs 2018  Increase driven by $298 million of higher Managed Care premiums ($278 million of which related to Medicare).  Enrollment increased by 203,000 member months and 69,000 member months in Medicare and Commercial, respectively.Higher average premium rates across alllines of business.

         Improving Loss Ratio…                    $2,528  11  $2,666  $2,947  86.0%  82.0%  81.7%  79.0%  80.0%  81.0%  82.0%  83.0%  84.0%  85.0%  86.0%  87.0%  $2,300  $2,400  $2,500  $2,600  $2,700  $2,800  $2,900  $3,000  2018  2019  2020  Claims  ($ in millions)  2020 vs 2019  Claims incurred increase mostly driven by higher enrollment across all lines of business.Lower loss ratio reflects impact of managed care premium rate increases and lower utilization of services due to COVID-19.  2019 vs 2018  Claims incurred increase driven by higher Medicare and Commercial fully insured enrollment.P&C segment claims incurred decreased $120million, due to $128.7 million claim loss related to Hurricane Maria incurred in 2018.Improvement in medical loss ratio due tohigher premium rates and cost containmentinitiatives.

         …Leading to Growing Profitability                      -$35,349     $61,468  $76,912  $100,000$80,000$60,000$40,000$20,000$0-$20,000-$40,000-$60,000  Adjusted Net Income and Adjusted Earnings per Share are non-GAAP financial metrics and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. These non-GAAP metrics do not consider all the items associated with the Company’s operations as determined in accordance with GAAP. Reconciliations to the most directly comparable GAAP financial metric and management’s rationale for the use of the non-GAAP financial metric can be found in our press releases for the quarter ended December 31, 2020 and 2019 (https://investors.triplesmanagement.com/sec-filings/documents/default.aspx).The adjusted net income for the year ended December 31, 2018 includes $85.5 million of prior period reserve development in our Property and Casualty segment as aresult of the impact of Hurricane Maria.            -$1.54  12  $2.63  $3.30  -$4  -$2  $0  $2  $4  2018 2019 2020 2018 2019  2020  ($ in thousands)  Adjusted Net Income (Loss)(1)(2)  Adjusted Earnings per Share(1)

 Strong and Stable Balance Sheet    Continuing to prudently allocate capital  72% of investment portfolio consists of investment-grade fixed income securitiesWell capitalized to support business operations throughout COVID-19 and beyond  As of December 31, 2020:  Investment portfolio of $1.9 billionNo exposure to Puerto Rico Government bondsApproximately $111 million in cash and cash equivalentsLong-term debt of $53 million    13

The GTS opportunity: profitable growth and long-term value

- Only player with strong positions in all three market segments; positioned for growth in attractive Medicare Advantage segment
- Scalable infrastructure to support growth with modest incremental cost – enabling margin expansion
- Laying the foundation for new, value-added model of healthcare delivery
- Solid financial position

14

TRIPLE-S MANAGEMENT